MANAGEMENT AGREEMENT

                  THIS AGREEMENT, made as of the 1st day of November, 1994, among DEAN WITTER SPECTRUM BALANCED L.P., a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and RXR, INC., a New York corporation (the "Trading Manager").


                              W I T N E S S E T H:


                  WHEREAS, the Partnership has been organized pursuant to the Limited Partnership Agreement dated as of May 27, 1994 (the "Limited Partnership Agreement"), to engage primarily in speculative trading of commodities (including foreign currencies, mortgage-backed securities, money market instruments, financial instruments, obligations of or guaranteed by the United States Government, and any other financial instruments, securities, stock, financial and economic indexes, and items which are now or may hereafter be the subject of futures contract trading), futures contracts, forward contracts, foreign exchange commitments, options on physical commodities and on futures contracts, spot (cash) commodities and currencies, and any rights pertaining thereto (hereinafter referred to collectively as "futures interests") and securities (such as United States Treasury bills) approved by the Commodity Futures Trading Commission (the "CFTC") for investment of customer funds;

                  WHEREAS, the Partnership intends to become a member partnership of the Dean Witter Spectrum Series (the "Fund Group") by entering into an agreement pursuant to which units of limited partnership interest ("Units") of such member partnerships will be sold to investors in a common offering under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-1 (No. 33-80146) (as amended from time to time, the "Registration Statement") and a final Prospectus dated September 15, 1994, constituting a part thereof (as amended and supplemented, the "Prospectus"), and thereafter, pursuant to which such Units can be exchanged by a limited partner of a member partnership of the Fund Group at the end of any month after he has been a limited partner of a member partnership of the Fund Group for six months for Units of other member partnerships of the Fund Group at 100% of the respective Net Asset Value thereof;

                  WHEREAS, the Trading Manager has extensive experience trading in futures interests and is willing to provide certain services and undertake certain obligations as set forth herein;

                  WHEREAS, the Partnership desires the Trading Manager to act as a trading manager for the Partnership and to make investment decisions with respect to futures interests for its allocated share of the Partnership's Net Assets and the Trading Manager desires so to act; and

                  WHEREAS, the Partnership, the General Partner and the Trading Manager wish to enter into this Management Agreement which, among other things, sets forth certain terms and conditions upon which the Trading Manager will conduct a portion of the Partnership's futures interests trading;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Undertakings in Connection with the Continuing Offering of Units.

                  (a) The Trading Manager agrees with respect to the continuing offering of Units: (i) to make all disclosures regarding itself, its principals and affiliates, its trading performance, its trading systems, methods, and strategies (subject to the need, in the reasonable discretion of the Trading Manager, to preserve the secrecy of proprietary information concerning such systems, methods, and strategies), and client accounts over which it has discretionary trading authority (other than the names of any such clients), and otherwise, as the Partnership may reasonably require (x) to be made in the Partnership's Prospectus required by Section 4.21 of the regulations of the CFTC, including any amendments or supplements thereto, or (y) to comply with any applicable federal or state law or rule or regulation, including those of the Securities and Exchange Commission (the "SEC"), the CFTC, the National Futures Association (the "NFA"), the National Association of Securities Dealers, Inc. (the "NASD") or any other regulatory body, exchange, or board; and (ii) otherwise to cooperate with the Partnership and the General Partner by providing information regarding the Trading Manager in connection with the preparation and filing of the Registration Statement and Prospectus, including any amendments or supplements thereto, with the SEC, CFTC, NFA, NASD, and with appropriate governmental authorities as part of making application for registration of the Units under the securities or Blue Sky laws of such jurisdictions as the Partnership may deem appropriate. As used herein, the term "principal" shall have the meaning as defined in Section 4.10(e) of the CFTC's Regulations and the term "affiliate" shall mean an individual or entity that directly or indirectly controls, is controlled by, or is under common control with, the Trading Manager.

                  (b) If, while Units continue to be offered and sold, the Trading Manager becomes aware of any materially untrue or misleading statement or omission regarding itself or any of its principals or affiliates in the Registration Statement or Prospectus, or of the occurrence of any event or change in circumstances which would result in there being any materially untrue or misleading statement or omission in the Registration Statement or Prospectus regarding itself or any of its principals or affiliates, such Trading Manager shall promptly notify the General Partner and shall cooperate with it in the preparation of any necessary amendments or supplements to the Registration Statement or Prospectus. Neither the Trading Manager nor any of its principals, or affiliates, or any stockholders, officers, directors, or employees shall distribute the Prospectus or selling literature or shall engage in any selling activities whatsoever in connection with the continuing offering of Units except as may be specifically requested by the General Partner.

                  2.       Duties of the Trading Manager.

                  (a) Upon the commencement of trading operations by the Partnership, the Trading Manager hereby agrees to act as a Trading Manager for the Partnership and, as such, shall have sole authority and responsibility for directing the trading of the Net Assets of the Partnership pursuant to its Balanced Portfolio Program at 2.0 standard leverage with no reserve asset component (as agreed by the Trading Manager and the Partnership) on the terms and conditions and in accordance with the prohibitions and trading policies set forth in this Agreement or provided in writing to the Trading Manager; provided, however, that the General Partner may override the instructions of the Trading Manager to the extent necessary (i) to comply with the trading policies of the Partnership described in writing to the Trading Manager and with applicable speculative position limits, (ii) to fund any distributions, redemptions, or reapportionments among other trading managers to the Partnership, (iii) to pay the Partnership's expenses, (iv) to the extent the General Partner believes doing so is necessary for the protection of the Partnership, (v) to terminate the futures interests trading of the Partnership, or (vi) to comply with any applicable law or regulation. The General Partner agrees not to override any such instructions for the reasons specified in clauses (ii) or (iii) of the preceding sentence unless the Trading Manager fails to comply with a request of the General Partner to make the necessary amount of funds available to the Partnership within five days of such request. The Trading Manager shall not be liable for the consequences of any decision by the General Partner to override instructions of the Trading Manager, except to the extent that the Trading Manager is in breach of this Agreement (as determined by the General Partner in good faith). In performing services to the Partnership the Trading Manager may not materially alter the trading program(s) used by the Trading Manager in trading its allocable share of the Partnership's Net Assets in futures interests as described in the Prospectus without the prior written consent of the General Partner, it being understood that changes in the futures interests traded shall not be deemed a material alteration in the Trading Manager's trading program(s).

                  (b)      The Trading Manager shall:

                  (i) Exercise good faith and due care in trading futures interests for the account of the Partnership in accordance with the prohibitions and trading policies of the Partnership provided in writing to the Trading Manager and the trading systems, methods, and strategies of the Trading Manager described in the Prospectus, with such changes and additions to such trading systems, methods or strategies as the Trading Manager, from time to time, incorporates into its trading approach for accounts the size of the Partnership.

                  (ii) Subject to reasonable assurances of confidentiality by the General Partners and the Partnership, provide the General Partner, within 30 days of a request therefor by the General Partner, with information comparing the performance of the Partnership's account and the performance of all other client accounts directed by the Trading Manager using the trading systems used by the Trading Manager for the Partnership over a specified period of time. In providing such information, the Trading Manager may take such steps as are necessary to assure the confidentiality of the Trading Manager's clients' identities. The Trading Manager shall, upon the General Partner's request, consult with the General Partner concerning any discrepancies between the performance of such other accounts and the Partnership's account. The Trading Manager shall promptly inform the General Partner of any material discrepancies of which the Trading Manager is aware. The General Partner acknowledges that different trading strategies or methods may be utilized for differing sizes of accounts, accounts with different trading policies, accounts with different leverage policies, accounts experiencing differing inflows or outflows of equity, accounts which commence trading at different times, accounts which have different portfolios or different fiscal years and that such differences may cause divergent trading results.

                  (iii) Upon request of the General Partner and subject to reasonable assurances of confidentiality by the General Partner and the Partnership, provide the General Partner with all material information concerning the Trading Manager other than proprietary information (including, without limitation, information relating to changes in control, personnel, trading approach, or financial condition). Each of the General Partner and the Partnership acknowledge that all trading instructions made by the Trading Manager will be held in confidence by the General Partner and the Partnership, except to the extent necessary to conduct the business of the Partnership or as required by law.

                  (iv) Inform the General Partner when the Trading Manager's open positions maintained by the Trading Manager exceed the applicable speculative position limits.

                  (c) All purchases and sales of futures interests pursuant to this Agreement shall be for the account, and at the risk, of the Partnership and not for the account, or at the risk, of the Trading Manager or any of its stockholders, directors, officers, or employees, or any other person, if any, who controls the Trading Manager within the meaning of the Securities Act. All brokerage fees arising from trading by the Trading Manager shall be for the account of the Partnership. The Trading Manager makes no representations as to whether its trading will produce profits or avoid losses.

                  (d)   Notwithstanding   anything  in  this  Agreement  to  the
contrary, the Trading Manager shall assume financial responsibility for any errors committed or caused by it in transmitting orders for the purchase or sale of futures interests for the Partnership's account, including payment to DWR of the floor brokerage commissions, exchange and NFA fees, and other transaction charges and give-up charges incurred by DWR on such trades but only for the amount of DWR's out-of-pocket costs in respect thereof. The Trading Manager's errors shall include, but not be limited to, inputting improper trading signals or communicating incorrect orders to DWR. However, the Trading Manager shall not be responsible for errors committed or caused by DWR or by floor brokers or other FCM's. The Trading Manager shall have an affirmative obligation promptly to notify the General Partner of its own errors, and the Trading Manager shall use its best efforts to identify and promptly notify the General Partner of any order or trade which the Trading Manager reasonably believes was not executed in accordance with its instructions to DWR or such other commodity broker utilized to execute orders for the Partnership.

                  (e) Prior to the commencement of trading by the Partnership, the General Partner on behalf of the Partnership shall deliver to the Trading Manager a trading authorization appointing the Trading Manager the Partnership's attorney-in-fact for such purpose.

                  3. Designation of Additional Trading Managers and Reallocation of Net Assets.

                  (a) If the General Partner at any time deems it to be in the best interests of the Partnership, the General Partner may designate an additional trading manager or managers for the Partnership and may apportion to such additional trading manager(s) the management of such amounts of Net Assets (as defined in Section 6(c) hereof) as the General Partner shall determine in its absolute discretion. The designation of an additional trading manager or managers and the apportionment of Net Assets to any such trading manager(s) pursuant to this Section 3 shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Partnership, the General Partner and the Trading Manager hereunder. In the event that an additional trading manager or managers is so designated, the Trading Manager shall thereafter receive management and incentive fees based, respectively, on that portion of the Net Assets managed by the Trading Manager and the Trading Profits attributable to the trading by the Trading Manager.

                  (b) The General Partner may at any time and from time to time upon two business days' prior notice reallocate Net Assets allocated to the Trading Manager to any other trading manager or managers of the Partnership or allocate additional Net Assets upon two business days' prior notice to the Trading Manager from such other trading manager or managers; provided that any such addition to or withdrawal from Net Assets allocated to the Trading Manager of the Net Assets will only take place on the last day of a month unless the General Partner determines that the best interests of the Partnership require otherwise.

                  4.       Trading Manager Independent.

                  For all purposes of this Agreement, the Trading Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized, have no authority to act for or represent the Partnership in any way or otherwise be deemed an agent of the Partnership. Nothing contained herein shall be deemed to require the Partnership to take any action contrary to the Limited Partnership Agreement, the Certificate of Limited Partnership of the Partnership as from time to time in effect (the "Certificate of Limited Partnership"), or any applicable law or rule or regulation of any regulatory body, exchange, or board. Nothing herein contained shall constitute the Trading Manager or any other trading manager or managers for the Partnership as members of any partnership, joint venture, association, syndicate or other entity, or be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other. It is expressly agreed that the Trading Manager is neither a promoter, sponsor, or issuer with respect to the Partnership, nor does the Trading Manager have any authority of responsibility with respect to the sale or issuance of Units.

                  5.       Commodity Broker.

                  The Trading Manger shall effect all transactions in futures interests for the Partnership through, and shall maintain a separate account with, such commodity broker or brokers as the General Partner shall direct. At the present time, Dean Witter Reynolds, Inc. ("DWR") shall act as commodity broker for the Partnership. The General Partner shall provide the Trading Manager with copies of brokerage statements. Notwithstanding that DWR shall act as commodity broker for the Partnership, the Trading Manager may execute trades through floor brokers other than those employed by DWR so long as arrangements are made for such floor brokers to "give-up" or transfer the positions to DWR and provided that the rates charged by such floor brokers have been approved in advance by DWR.

                  6.       Fees.

                  (a) For the services to be rendered to the Partnership by the Trading Manager under this Agreement, the Partnership shall pay the Trading Manager the following fees:

                  (i) A monthly management fee, without regard to the profitability of the Trading Manager's trading for the Partnership's account, equal to 5/48 of 1% (a 1.25% annual rate) of the "Net Assets" of the Partnership allocated to the Trading Manager (as defined in Section 6(c)) as of the opening of business on the first day of each calendar month.

                  (ii) A monthly incentive fee equal to 15% of the "Trading Profits" (as defined in Section 6(d)) as of the end of each calendar month, payable on a non-netted basis vis-a-vis other trading manager(s) of the Partnership. The initial incentive period will commence on the date of the Partnership's initial closing (the "Initial Closing") and shall end on the last day of the first month ending after such Closing occurs.

                  (b) If this Agreement is terminated on a date other than the last day of a month, the incentive fee described above shall be determined as if such date were the end of a month. If this Agreement is terminated on a date other than the end of a month, the management fee described above shall be determined as if such date were the end of a month, but such fee shall be prorated based on the ratio of the number of trading days in the month through the date of termination to the total number of trading days in the month. If, during any month after the Partnership commences trading operations (including the month in which the Partnership commences such operations), the Partnership does not conduct business operations, or suspends trading for the account of the Partnership managed by the Trading Manager, or, as a result of an act or material failure to act by the Trading Manager, is otherwise unable to utilize the trading advice of the Trading Manager on any of the trading days of that period for any reason, the management fee described above shall be prorated based on the ratio of the number of trading days in the month which the Partnership account managed by the Trading Manager engaged in trading operations or utilizes the trading advice of the Trading Manager to the total number of trading days in the month. The management fee payable to the Trading Manager for the month in which the Partnership begins to receive trading advice from the Trading Manager pursuant to this Agreement shall be prorated based on the ratio of the number of trading days in the month from the day the Partnership begins to receive such trading advice to the total number of trading days in the month.

                  (c) As used herein, the term "Net Assets" shall mean the total assets of the Partnership (including, but not limited to, all cash and cash equivalents, accrued interest and amortization of original issue discount, and the market value of all open futures interest positions and other assets of the Partnership) less all liabilities of the Partnership (including, but not limited to, all brokerage fees, incentive and management fees, and extraordinary expenses) determined in accordance with generally accepted accounting principles consistently applied under the accrual basis of accounting. Unless generally accepted accounting principles require otherwise, the market value of a futures or option contract traded on a United States exchange shall mean the settlement price on the exchange on which the particular futures or option contract shall be traded by the Partnership on the day with respect to which the Net Assets are being determined; provided, however, that if a contract could not be liquidated on such day due to the operation of daily limits or other rules of the exchange on which that contract shall be traded or otherwise, the settlement price on the first subsequent day on which the contract could be liquidated shall be the market value of such contract for such day. The market value of a forward contract or a futures or option contract traded on a foreign exchange or market shall mean its market value as determined by the General Partner on a basis consistently applied for each different variety of contract.

                  (d) As used herein, the term "Trading Profits" shall mean net futures interests trading profits (realized and unrealized) earned on the Partnership's Net Assets allocated to the Trading Manager, decreased by the Trading Manager's monthly management fees and a pro rata portion of the monthly brokerage fee relating to the Trading Manager's allocated Net Assets; with such trading profits and items of decrease determined from the end of the last month in which an incentive fee was earned by the Trading Manager or, if no incentive fee has been earned previously by the Trading Manager, from the date that the Partnership commenced trading to the end of the month as of which such incentive fee calculation is being made.

                  (e) If any payment of incentive fees is made to the Trading Manager on account of Trading Profits earned by the Partnership on Net Assets allocated to the Trading Manager and the Partnership thereafter fails to earn Trading Profits or experiences losses for any subsequent incentive period with respect to such amounts so allocated, the Trading Manager shall be entitled to retain such amounts of incentive fees previously paid to the Trading Manager in respect of such Trading Profits. However, no subsequent incentive fees shall be payable to the Trading Manager until the Partnership has again earned Trading Profits on the Trading Manager's allocated Net Assets; provided, however, that if the Trading Manager's allocated Net Assets are reduced or increased because of redemptions, additions or reallocations which occur at the end of, or subsequent to, an incentive period in which the Partnership experiences a futures interests trading loss with respect to Net Assets allocated to the Trading Manager, the trading loss for that incentive period which must be recovered before the Trading Manager's allocated Net Assets will be deemed to experience Trading Profits will be equal to the amount determined by (x) dividing the Trading Manager's allocated Net Assets after such increase or decrease by the Trading Manager's allocated Net Assets immediately before such increase or decrease and (y) multiplying that fraction by the amount of the unrecovered futures interests trading loss experienced in that month prior to such increase or decrease. In the event that the Partnership experiences a futures interests trading loss in more than one month with respect to the Trading Manager's allocated Net Assets without the payment of an intervening incentive fee and Net Assets are increased or reduced in more than one such month because of redemptions, additions or reallocations, then the trading loss for each such month shall be adjusted in accordance with the formula described above and such increased or reduced amount of futures interests trading loss shall be carried forward and used to offset subsequent futures interest trading profits. The portion of redemptions to be allocated to the Net Assets of the Partnership managed by each of the trading managers to the Partnership shall be in the sole discretion of the General Partner.

                  (f) The Partnership will remit the management and incentive fees to the Trading Manager as soon as practicable, but in no event later than 30 days, in the case of the management fee, or 45 days in the case of the incentive fee of the month-end as of which they are due, together with an itemized statement showing the calculations.

                  7.       Term.

                  This Agreement shall continue in effect for a period of three years after the end of the month in which the Partnership commences trading operations. At least thirty days prior to the expiration of such three-year period, the Trading Manager may terminate this Agreement at the end of the three-year period by providing written notice to the Partnership indicating that the Trading Manager desires to terminate such Agreement at the end of such three-year period. If the Agreement is not terminated upon the expiration of the three-year period, then upon the expiration of such three-year period, this Agreement shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until this Agreement is otherwise terminated, as provided for herein. At least thirty days prior to the expiration of any such one-year period, the Trading Manager may terminate this Agreement at the end of the current one-year period by providing written notice to the Partnership indicating that the Trading Manager desires to terminate such Agreement at the end of such one-year period. This Agreement shall terminate if the Partnership terminates. The Partnership shall have the right to terminate this Agreement at its discretion (a) at any month end upon 5 days' prior written notice to the Trading Manager or (b) at any time upon written notice to the Trading Manager upon the occurrence of any of the following events: (i) if any person described as a "principal" of the Trading Manager in the Prospectus ceases for any reason to be an active executive officer of the Trading Manager;
(ii) if the Trading Manager becomes bankrupt or insolvent; (iii) if the Trading Manager is unable to use its trading systems or methods as in effect on the date hereof and as refined and modified in the future for the benefit of the Partnership; (iv) if the registration, as a commodity trading advisor, of the Trading Manager with the CFTC or its membership in the NFA is revoked, suspended, terminated, or not renewed, or limited or qualified in any respect;
(v) except as provided in Section 12 hereof, if the Trading Manager merges or consolidates with, or sells or otherwise transfers its advisory business, or all or a substantial portion of its assets, any portion of its futures interests trading systems or methods, or its goodwill to, any individual or entity; (vi) if the Trading Manager's initially allocated Net Assets, after adjusting for distributions, additions, redemptions, or reallocations, if any, shall decline by 50% or more as a result of trading losses or if Net Assets allocated to the Trading Manager fall below $1,000,000.00 at any time; (vii) if, at any time, the Trading Manager violates any trading or administrative policy described in writing to the Trading Manager by the General Partner, except with the prior express written consent of the General Partner; or (viii) if the Trading Manager fails in a material manner to perform any of its obligations under this Agreement. The Trading Manager may terminate this Agreement at any time, upon written notice to the Partnership, in the event: (i) that the General Partner imposes additional trading limitation(s) in the form of one or more trading policies or administrative policies which the Trading Manager does not agree to follow in its management of its allocable share of the Partnership's Net Assets;
(ii) the General Partner objects to the Trading Manager implementing a proposed material change in the Trading Manager's trading program(s) used by the Partnership; (iii) the General Partner overrides a trading instruction of the Trading Manager for reasons unrelated to a determination by the General Partner that the Trading Manager has violated the Partnership's trading policies and the Trading Manager certifies to the General Partner in writing that as a result, the Trading Manager believes the performance results of the Trading Manager relating to Partnership will be materially adversely affected; (iv) the Partnership materially breaches this Agreement and does not correct the breach within 10 days of receipt of a written notice of such breach from the Trading Manager; or (v) the Trading Manager has amended its trading program to include a foreign futures or option contract which may lawfully be traded by the Partnership under CFTC regulations and counsel, mutually acceptable to the parties, has not opined that such inclusion would cause adverse tax consequences to Limited Partners and the General Partner does not consent to the Trading Manager's trading such contract for the Partnership within 5 business days of a written request by the Trading Manager to do so, and, if such consent is given, does not make arrangements to do so, and, if such consent is given, does not make arrangements to facilitate such trading within 30 days of such notice; (vi) the assets allocated to the Trading Manager fall below $1,000,000 at any time;
(vii) the General Partner reallocates any portion of the Net Assets of the Partnership pursuant to Section 3 hereof or (viii) the registration of the General Partner as a commodity pool operator with the CFTC or its membership in the NFA is revoked, suspended, terminated or not renewed, or limited or qualified in any respect.

                  The indemnities set forth in Section 8 hereof shall survive any termination of this Agreement.

                  8.       Standard of Liability; Indemnifications.

                  (a) Limitation of Trading Manager Liability. In respect of the Trading Manager's role in the futures interests trading of the Partnership's assets, none of the Trading Manager, or its controlling persons, its affiliates, and their respective directors, officers, shareholders, employees or controlling persons shall be liable to the Partnership or the General Partner or their partners, officers, shareholders, directors or controlling persons except that the Trading Manager shall be liable for acts or omissions of any such person provided that such act or omission constitutes a breach of this Agreement or a representation, warranty or covenant herein, misconduct or negligence or is the result of any such person not having acted in good faith and in the reasonable belief that such actions or omissions were in, or not opposed to, the best interests of the Partnership.

                  (b) Trading Manager Indemnity in Respect of Management Activities. The Trading Manager shall indemnify, defend and hold harmless the Partnership and the General Partner, their controlling persons, their affiliates and their respective directors, officers, shareholders, employees, and controlling persons from and against any and all losses, claims, damages, liabilities (joint and several), costs, and expenses (including any reasonable investigatory, legal, and other expenses incurred in connection with, and any amounts paid in, any settlement; provided that the Trading Manager shall have approved such settlement) incurred as a result of any action or omission involving the Partnership's futures interests trading of the Trading Manager, or any of its controlling persons or affiliates or their respective directors, officers, partners, shareholders, or employees; provided that such liability arises from an act or omission of the Trading Manager, or any of its controlling persons or affiliates or their respective directors, officers, partners, shareholders, or employees which is found by a court of competent jurisdiction upon entry of a final judgment (or, if no final judgment is entered, by an opinion rendered by counsel who is approved by the Partnership and the Trading Manager, such approval not to be unreasonably withheld) to be a breach of this Agreement by the Trading Manager or a representation, warranty or covenant herein, the result of bad faith, misconduct or negligence, or conduct not done in good faith in the reasonable belief that it was in, or not opposed to, the best interests of the Partnership. The termination of any demand, claim, lawsuit, action or proceeding by settlement shall not, in itself, create a presumption that the conduct in question was not undertaken in good faith in a manner reasonably believed to be in, or not opposed to, the best interest of the Partnership.

                  (c) Partnership and General Partner Indemnity in Respect of Management Activities. The Partnership and the General Partner shall, jointly and severally, indemnify, defend, and hold harmless the Trading Manager, its controlling persons, their affiliates and their respective directors, officers, shareholders, employees, and controlling persons, from and against any and all losses, claims, damages, liabilities (joint and several), costs, and expenses (including any reasonable investigatory, legal, and other expenses incurred in connection with, and any amounts paid in, any settlement; provided that the Partnership shall have approved such settlement) resulting from a demand, claim, lawsuit, action, or proceeding (other than those incurred as a result of claims brought by or in the right of an indemnified party) relating to the futures interests trading activities of the Partnership undertaken by the Trading Manager; provided that a court of competent jurisdiction upon entry of a final judgement finds (or, if no final judgement is entered, an opinion is rendered to the Partnership by independent counsel reasonably acceptable to both parties) to the effect that the action or inaction of such indemnified party that was the subject of the demand, claim, lawsuit, action, or proceeding did not constitute negligence, misconduct, or a breach of this Agreement or a representation, warranty or covenant of the Trading Manager herein and was done in good faith and in a manner such indemnified party reasonably believed to be in, or not opposed to, the best interests of the Partnership. The termination of any demand, claim, lawsuit, action or proceeding by settlement shall not, in itself, create a presumption that the conduct in question was not undertaken in good faith in a manner reasonably believed to be in, or not opposed to, the best interest of the Partnership.

                  (d) Trading Manager Indemnity in Respect of Sale of Units. The Trading Manager shall indemnify, defend and hold harmless DWR, the Partnership, the General Partner, any Additional Seller, and their affiliates and each of their officers, directors, principals, shareholders, controlling persons from and against any loss, claim, damage, liability, cost, and expense, joint and several, to which any indemnified person may become subject under the Securities Act, the Securities and Exchange Act of 1934, the Commodity Exchange Act, the securities or Blue Sky law of any jurisdiction, or otherwise (including any reasonable investigatory, legal, and other expenses incurred in connection with, and any amounts paid in, any settlement, provided that the Partnership shall have approved such settlement, and in connection with any administrative proceedings), in respect of the offer or sale of Units, insofar as such loss, claim, damage, liability, cost, or expense (or action in respect thereof) arises out of, or is based upon: (i) a breach by the Trading Manager of any representation, warranty, or agreement in this Agreement or any certificate delivered pursuant to this Agreement or the failure by the Trading Manager to perform any covenant made by the Trading Manager herein; (ii) the factual accuracy of the information relating to the Trading Manager in the customer brochure attached hereto as Exhibit A (the "Customer Brochure"); (iii) a misleading or untrue statement or alleged misleading or untrue statement of a material fact made in the Registration Statement, the Prospectus or an omission or alleged omission to state a material fact therein which is required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and such statement or omission relates specifically to the Trading Manager, or its Trading Manager Principals (including the historical performance tables but excluding the pro forma performance information unless such statement or omission was based on information furnished by the Trading Manager in connection with the preparation of such pro forma performance information), or was made in reliance upon, and in conformity with, written information or instructions furnished by the Trading Manager, and, in the case of the Customer Brochure only, was approved in writing by the Trading Manager.

                  (e) Partnership and General Partner Indemnity in Respect of Sale of Units. The Partnership and the General Partner agree, jointly and severally, to indemnify, defend and hold harmless the Trading Manager and each of its officers, directors, principals, shareholders, controlling persons from and against any loss, claim, damage, liability, cost, and expense, joint and several, to which any indemnified person may become subject under the Securities Act, the Securities and Exchange Act of 1934, the Commodity Exchange Act, the securities or Blue Sky law of any jurisdiction, or otherwise (including any reasonable investigatory, legal, and other expenses incurred in connection with, and any amounts paid in, any settlement, provided that the Partnership shall have approved such settlement, and in connection with any administrative proceedings), in respect of the offer or sale of Units, unless such loss, claim, damage, liability, cost, or expense (or action in respect thereof) arises out of, or is based upon: (i) a breach by the Trading Manager of any representation, warranty, or agreement in this Agreement or the failure by the Trading Manager to perform any covenant made by it herein; (ii) the factual accuracy of the information relating to the Trading Manager in the Customer Brochure; or (iii) a misleading or untrue statement or alleged misleading or untrue statement of a material fact made in the Registration Statement, the Prospectus or an omission or alleged omission to state a material fact therein which is required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, provided that such misleading or untrue statement or alleged misleading or untrue statement or omission or alleged omission relates to the Trading Manager or its Trading Manager Principals (including the historical performance tables but excluding the pro forma performance information unless such statement or omission was based on information furnished by the Trading Manager in connection with the preparation of such pro forma performance information) or was made in reliance upon, and in conformity with, information or instructions furnished by the Trading Manager.

                  (f) The foregoing agreements of indemnity shall be in addition to, and shall in no respect limit or restrict, any other remedies which may be available to an indemnified person.

                  (g) Promptly after receipt by an indemnified person of notice of the commencement of any action, claim, or proceeding to which any of the indemnitees may apply, the indemnified person will notify the indemnifying party in writing of the commencement thereof if a claim in respect thereof is to be made against the indemnifying party hereunder; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to the indemnified person hereunder, except where such omission has materially prejudiced the indemnifying party. In case any action, claim, or proceeding is brought against an indemnified person and the indemnified person notifies the indemnifying party of the commencement thereof as provided above, the indemnifying party will be entitled to participate therein and, to the extent that the indemnifying party desires, to assume the defense thereof with counsel selected by the indemnifying party and not unreasonably disapproved by the indemnified person. After notice from the indemnifying party to the indemnified person of the indemnifying party's election so to assume the defense thereof as provided above, the indemnifying party will not be liable to the indemnified person under the indemnity provisions hereof for any legal and other expenses subsequently incurred by the indemnified person in connection with the defense thereof, other than reasonable costs of investigation.

                  Notwithstanding the proceeding paragraph, if, in any action, claim, or proceeding as to which indemnification is or may be available hereunder, an indemnified person reasonably determines that its interests are or may be adverse, in whole or in part, to the indemnifying party's interests or that there may be legal defenses available to the indemnified person which are different from, in addition to, or inconsistent with the defenses available to the indemnifying party, the indemnified person may retain its own counsel in connection with such action, claim, or proceeding and will be indemnified by the indemnifying party for any legal and other expenses reasonably incurred in connection with investigating or defending such action, claim, or proceeding.

                  In no event will the indemnifying party be liable for the fees and expenses of more than one counsel for all indemnified persons in connection with any one action, claim, or proceeding or in connection with separate but similar or related actions, claims, or proceedings in the same jurisdiction arising out of the same general allegations. The indemnifying party will not be liable for any settlement of any action, claim, or proceeding effected without the indemnifying party's express written consent, but if any action, claim, or proceeding, is settled with the indemnifying party's express written consent, the indemnifying party will indemnify, defend, and hold harmless an indemnified person as provided in this Section 8.

                  9.       Right to Advise  Others  and  Uniformity  of Acts and
                           Practices.

                  (a) The Trading Manager is engaged in the business of advising persons as to the purchase and sale of futures interests. During the term of this Agreement, the Trading Manager, its principals and affiliates, will be advising others (including affiliates and the stockholders, officers, directors, and employees of the Trading Manager and its affiliates and their families) and trading for their own accounts. The Trading Manager hereby agrees that in connection with making trading decisions for the Partnership and for other accounts which it manages, the Trading Manager will act in good faith to seek an equitable treatment of all accounts under management (taking into account, among other factors, the Trading Manager's responsibilities to all such accounts, and the fact that the accounts may have different trading programs and strategies, different investment objectives, different asset bases and portfolio compositions, different investment and leveraging policies and restrictions, different trading commencement dates and differing inflows and outflows of equity), and subject to that standard, the Trading Manager or any of its principals or affiliates shall be free to advise and manage accounts for other persons and shall be free to trade on the basis of the same trading systems, methods, or strategies employed by the Trading Manager for the account of the Partnership, or trading systems, methods, or strategies which are entirely independent of, or materially different from, those employed for the account of the Partnership, and shall be free to compete for the same futures interests as the Partnership or to take positions opposite to the Partnership.

                  (b) The  Trading  Manager  shall not be  restricted  as to the number or nature of its clients, except that so long as the Trading Manager acts as Trading Manager for the Partnership: (i) the Trading Manager acts as a trading manager for the Partnership, neither the Trading Manager nor any of its principals or affiliates shall hold knowingly any position or control any other account which would cause the Partnership, the Trading Manager, or the principals or affiliates of the Trading Manager to be in violation of the Commodity Exchange Act or any regulations promulgated thereunder, any applicable rule or regulation of the CFTC or any other regulatory body, exchange, or board; and (ii) neither the Trading Manager nor any of its principals or affiliates shall render futures interests trading advice to any other individual or entity or otherwise engage in activity which shall knowingly cause positions in futures interests to be attributed to the Trading Manager under the rules or regulations of the CFTC or any other regulatory body, exchange, or board so as to require in the good faith opinion of the Trading Manager the significant modification of positions taken or intended for the account of the Partnership; provided that the Trading Manager may modify its trading systems, methods or strategies to accommodate the trading of additional funds or accounts. If applicable speculative position limits are exceeded by the Trading Manager in the opinion of (i) independent counsel (who shall be other than counsel to the Partnership),
(ii) the CFTC, or (iii) any other regulatory body, exchange, or board, the Trading Manager and its principals and affiliates shall promptly liquidate positions in all of their accounts, including the Partnership's account, in a good faith effort to achieve an equitable treatment of all accounts managed by them consistent with their responsibilities to all such accounts and the fact that different accounts may have different trading programs and strategies, different investment objectives, different asset bases and portfolio compositions, different investment and leverage policies and restrictions and other differences to the extent necessary to comply with the applicable position limits.

                  10. Representations, Warranties, and Covenants of the Trading Manager.

                  (a) Representations of the Trading Manager. The Trading Manager with respect to itself and each of its principals represents and warrants to and agrees with the General Partner and the Partnership as follows:

                  (i) It will exercise good faith and due care in using the trading programs on behalf of the Partnership that are described in the Prospectus (as modified from time to time) or any other trading programs agreed to by the General Partner.

                  (ii) The Trading Manager shall follow, at all times, the Trading Policies of the Partnership (as described in the Prospectus) and as amended in writing and furnished to the Trading Manager from time to time.

                  (iii) The Trading Manager shall trade: (A) the Partnership's Net Assets pursuant to the same trading programs described in the Prospectus unless the General Partner agrees otherwise and (B) only in futures and option contracts traded on U.S. contract markets, foreign currency forward contracts traded with DWR, and such commodity interests which are approved in writing by the General Partner.

                  (iv) The Trading Manager is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation and is qualified to do business as a foreign corporation and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify would materially adversely affect the Trading Manager's ability to perform its duties under this Agreement. The Trading Manager has full corporate power and authority to perform its obligations under this Agreement, and as described in the Registration Statement and Prospectus. The only principals (as defined in Rule 4.10(e) under the Commodity Exchange Act) of the Trading Manager are those set forth in the Prospectus (the "Trading Manager Principals").

                  (v) All references to the Trading Manager and each Trading Manager Principal, including the Trading Manager's trading approaches, systems, and performance, in the Registration Statement and the Prospectus, and in the supplemental sales literature which has been approved in writing by the Trading Manager, are accurate and complete in all material respects. With respect to the material relating to the Trading Manager and each Trading Manager Principal, including the Trading Manager's and the Trading Manager Principals' trading approaches, systems, and performance information, as applicable, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the Commodity Exchange Act, (ii) the Registration Statement as of its effective date will not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus at its date of issue and as of each closing will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (vi) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Trading Manager and is a valid and binding agreement of the Trading Manager enforceable in accordance with its terms.

                  (vii) Each of the Trading Manager and each "principal" of the Trading Manager, as defined in Rule 3.1 under the Commodity Exchange Act, has all federal and state governmental, regulatory and exchange licenses and approvals and has effected all filings and registrations with federal and state governmental and regulatory agencies required to conduct its or his business and to act as described in the Registration Statement and Prospectus or required to perform its or his obligations under this Agreement. The Trading Manager is registered as a commodity trading advisor under the Commodity Exchange Act and is a member of the NFA in such capacity.

                  (viii) The execution and delivery of this Agreement, the incurrence of the obligations set forth herein, the consummation of the transactions contemplated herein and in the Prospectus and the payment of the fees hereunder will not violate, or constitute a breach of, or default under, the certificate of incorporation or bylaws of the Trading Manager or any agreement or instrument by which it is bound or of any order, rule, law or regulation binding on it of any court or any governmental body or administrative agency or panel or self-regulatory organization having jurisdiction over it.

                  (ix) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Trading Manager or any Trading Manager Principal.

                  (x) Except as set forth in the Registration Statement or Prospectus there has not been in the five years preceding the date of the Prospectus and there is not pending, or to the best of the Trading Manager's knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which the Trading Manager or any Trading Manager Principal is or was a party, or to which any of the assets of the Trading Manager is or was subject and which resulted in or might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospectus of the Trading Manager or which would be material to an investor's decision to invest in the Partnership. None of the Trading Manager or any Trading Manager Principal has received any notice of an investigation by the NFA or the CFTC regarding noncompliance by the Trading Manager or any of the Trading Manager Principals with the Commodity Exchange Act.

                  (xi) Neither the Trading Manager nor any Trading Manager Principal has received, or is entitled to receive, directly or indirectly, any commission, finder's fee, similar fee, or rebate from any person in connection with the organization or operation of the Partnership, other than as described in the Prospectus.

                  (xii) The actual performance of each discretionary account of a client directed by the Trading Manager and the Trading Manager Principals since at least the later of (i) the date of commencement of trading for each such account or (ii) a date five years prior to the effective date of the Registration Statement, is disclosed in the Prospectus (other than such discretionary accounts the performance of which are exempt from Commodity Exchange Act disclosure requirements); all of the information regarding the actual performance of the accounts of the Trading Manager and the Trading Manager Principals set forth in the Prospectus is complete and accurate in all material respects and is in accordance with and in compliance with the disclosure requirements under the Commodity Exchange Act and the Securities Act, including the Division of Trading and Markets "notional equity" advisories and interpretations and the rules and regulations of the NFA. The methodology used in the Prospectus in presenting the actual past performance of the Trading Manager was developed in consultation with the Chief Accountant of the CFTC in a series of telephone conversations in which representatives of the Trading Manager and the General Partner participated. This methodology differs materially from prior presentation by the Trading Manager of its past performance.

                  (b) Covenants of the Trading Manager. The Trading Manager covenants and agrees that:

                  (i) The Trading Manager shall use its best efforts to maintain all registrations and memberships necessary for the Trading Manager to continue to act as described herein and to at all times comply in all material respects with all applicable laws, rules, and regulations, to the extent that the failure to so comply would have a materially adverse effect on the Trading Manager's ability to act as described herein.

                  (ii) The Trading Manager shall inform the General Partner immediately as soon as the Trading Manager or any of its principals becomes the subject of any investigation, claim or proceeding of any regulatory authority having jurisdiction over such person or becomes a named party to any litigation materially affecting the business of the Trading Manager. The Trading Manager shall also inform the General Partner immediately if the Trading Manager or any of its officers become aware of any breach of this Agreement by the Trading Manager.

                  (iii) The Trading Manager agrees reasonably to cooperate by providing information regarding itself and its performance in the preparation of any amendments or supplements to the Registration Statement and the Prospectus.

                  (c) Limitations on the Trading Manager's Representations. As of the date of this Agreement, the Trading Manager does not have a commodity trading advisor disclosure document filed with and accepted by the Division of Trading and Markets of the CFTC (the "Division") although one is currently under review by the Division. Consequently, to the extent any of the representations given in this Agreement by the Trading Manager relate to or can be construed as relating to a commodity trading advisor disclosure document valid, on file with and accepted by, the Division none is given.

                  11. Representations and Warranties of the General Partner and the Partnership.

                  The General Partner and the Partnership represent and warrant to the Trading Manager, as follows:

                  (i) The Partnership has provided to the Trading Manager, and filed with the Securities and Exchange Commission (the "SEC"), the Registration Statement and has filed copies thereof with: (i) the CFTC under the Commodity Exchange Act and the rules and regulations promulgated thereunder (collectively, the "Commodity Act"); (ii) the NASD pursuant to its Rules of Fair Practice; and (iii) the NFA in accordance with NFA Compliance Rule 2-13. The Partnership will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus unless the Trading Manager has received reasonable prior notice of and a copy of such amendments or supplements and has not reasonably objected thereto in writing.

                  (ii) The Limited Partnership Agreement provides for the subscription for and sale of the Units; all action required to be taken by the General Partner and the Partnership as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to each Closing as defined in the Prospectus have been taken; and, upon payment of the consideration therefor specified in each accepted Subscription Agreement and Power of Attorney or Exchange Agreement and Power of Attorney, as applicable, in such forms are attached to the Prospectus (except as otherwise specified herein, the term "Subscription Agreement and Power of Attorney" shall also mean the Exchange Agreement and Power of Attorney in case of subscribers executing same), the Units will constitute valid limited partnership interests in the partnership.

                  (iii) The Partnership is a limited partnership duly organized pursuant to the Certificate of Limited Partnership, the Limited
         Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act ("DRULPA") and is validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures interests and to engage in its other contemplated activities as described in the Prospectus; the Partnership has received a certificate of authority to do business in the State of New York as provided by Article 8-A of the New York Revised Limited Partnership Act and is qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification and where failure to be so qualified could materially adversely affect the Partnership's ability to perform its obligations hereunder.

                  (iv) The General Partner is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware and in good standing and qualified to do business as a foreign corporation under the laws of the State of New York and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature or conduct of its business requires such qualification and where the failure to be so qualified could materially adversely affect the General Partner's ability to perform its obligations hereunder.

                  (v) The Partnership and the General Partner have full partnership or corporate power and authority under applicable law to conduct their business and to perform their respective obligations under this Agreement.

                  (vi) The Registration Statement and Prospectus contain all statements and information required to be included therein by the Commodity Act. When the Registration Statement becomes effective under the 1933 Act and at all times subsequent thereto up to and including each Closing, the Registration Statement and Prospectus will comply in all material respects with the requirements of the 1933 Act, the SEC Regulations, the rules of the NFA and the Commodity Act. The Registration Statement as of its effective date will not contain any misleading or untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date of issue and at each Closing will not contain any misleading or untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The supplemental sales literature, when read in conjunction with the Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The supplemental sales literature will comply with the Commodity Act and the regulations and rules of the NFA and NASD. This representation and warranty shall not, however, apply to any statement or omission in the Registration Statement, Prospectus or supplemental sales literature made in reliance upon and in conformity with information furnished by and relating to the Trading Manager, its trading methods or its trading performance.

                  (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the General Partner or the Partnership, whether or not arising in the ordinary course of business.

                  (viii) This Agreement has been duly and validly authorized, executed and delivered by the General Partner on behalf of the Partnership and the General Partner and constitutes a valid, binding and enforceable agreement of the Partnership and the General Partner in accordance with its terms.

                  (ix) The execution and delivery of this Agreement, the incurrence of the obligations set forth therein and the consummation of the transactions contemplated therein and in the Registration Statement and Prospectus will not violate, or constitute a breach of, or default under, the General Partner's certificate of incorporation, bylaws, the Certificate of Limited Partnership, or the Limited Partnership Agreement or any agreement or instrument by which either the General Partner or the Partnership, as the case may be, is bound or any order, rule, law or regulation applicable to the General Partner or the Partnership of any court or any governmental body or administrative agency or panel or self-regulatory organization having jurisdiction over the General Partner or the Partnership.

                  (x) Except as set forth in the Registration Statement or Prospectus, there has not been in the five years preceding the date of the Prospectus and there is not pending or, to the best of the General Partner's knowledge, threatened, any action, suit or proceeding at law or in equity before or by any court or by any federal, state, municipal or other governmental body or any administrative, self-regulatory or commodity exchange organization to which the General Partner or the Partnership is or was a party, or to which any of the assets of the General Partner or the Partnership is or was subject; and neither the General Partner nor any of the principals of the General Partner, as "principals" is defined under Rule 4.10 under the Commodity Act ("General Partner Principals") has received any notice of an investigation by the NFA, NASD, SEC or CFTC regarding non-compliance by the General Partner or the General Partner Principals or the Partnership with the Commodity Act or the 1933 Act which is material to an investor's decision to invest in the Partnership.

                  (xi) The  General  Partner and each  principal  of the General
         Partner, as defined in Rule 3.1 under the Commodity Act, have all federal and state governmental, regulatory and exchange approvals and licenses, and have effected all filings and registrations with federal and state and foreign governmental agencies required to conduct their business and to act as described in the Registration Statement and Prospectus or required to perform their obligations under this Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in the NFA as a commodity pool operator) and will maintain all such required approvals, licenses, filings and registrations for the term of this Agreement. The General Partner's principals identified in the Registration Statement are all of the General Partner Principals.

                  (b) Covenants of the General Partner. The General Partner covenants and agrees that:

                  (i) The General Partner shall use its best efforts to maintain all registrations and memberships necessary for the General Partner to continue to act as described herein and in the Prospectus and to all times comply in all material respects with all applicable laws, rules, and regulations, to the extent that the failure to so comply would have a materially adverse effect on the General Partner's ability to act as described herein and in the Prospectus.

                  (ii) The General Partner shall inform the Trading Manager immediately as soon as the General Partner or any of its principals becomes the subject of any investigation, claim, or proceeding of any regulatory authority having jurisdiction over such person or becomes a named party to any litigation materially affecting the business of the General Partner. The General Partner shall also inform the Trading Manager immediately if the General Partner or any of its officers become aware of any breach of this Agreement by the General Partner.

                  (iii) The  Partnership  will  furnish to the  Trading  Manager
         copies  of  the  Registration  Statement,   the  Prospectus,   and  all
         amendments and supplements thereto, in each case as soon as available.

                  12.      Merger or Transfer of Assets of Trading Manager.

                  The Trading Manager may merge or consolidate with, or sell or otherwise transfer its advisory business, or all or a substantial portion of its assets, any portion of its commodity trading systems or methods, or its goodwill, to any entity that is directly or indirectly controlled by, controlling, or under common control with, the Trading Manager, provided that such entity expressly assumes all obligations of the Trading Manager under this Agreement and agrees to continue to operate the business of the Trading Manager, substantially as such business is being conducted on the date hereof.

                  13.      Complete Agreement.

                  This Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless in writing and signed by the party against whom enforcement is sought.

                  14.      Assignment.

                  This Agreement may not be assigned by any party hereto without the express written consent of the other parties hereto.

                  15.      Amendment.

                  This Agreement may not be amended except by the written consent of the parties hereto.

                  16.      Severability.

                  The invalidity or unenforceability of any provision of this Agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid provision or covenant shall be deemed to be severable.

                  17.      Closing Certificates and Opinions.

                  (1) The Trading Manager shall, at the Partnership's Initial Closing and at the request of the General Partner at any Monthly Closing (as defined in the Prospectus), provide the following:

                  (a) To DWR, the General Partner and the Partnership a certificate, dated the date of any such closing and in form and substance satisfactory to such parties, to the effect that:

                  (i) The representations and warranties by the Trading Manager in this Agreement are true, accurate, and complete on and as of the date of the closing, as if made on the date of the closing.

                  (ii) The Trading Manager has performed all of its obligations and satisfied all of the conditions on its part to be performed or satisfied under this Agreement, at or prior to the date of such closing.

                  (b) To DWR, the General Partner and the Partnership an opinion of counsel to the Trading Manager, in form and substance satisfactory to such parties, to the effect that:

                  (i) The Trading Manager is a corporation duly organized and validly existing under the laws of the state of its incorporation and is qualified to do business and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially adversely affect the Trading Manager's ability to perform its obligations under this Agreement. The Trading Manager has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus and to perform its obligations under this Agreement.

                  (ii) The Trading Manager (including the Trading Manager Principals) has all governmental, regulatory, self-regulatory and commodity exchange and clearing association licenses and memberships required by law, and the Trading Manager (including the Trading Manager Principals) has received or made all filings and registrations necessary to perform its obligations under this Agreement and to conduct its business as described in the Registration Statement and
         Prospectus, except for such licenses, memberships, filings and registrations, the absence of which would not have a material adverse effect on its ability to act as described in the Registration Statement and Prospectus or to perform its obligations under the agreement, and, to the best of such counsel's knowledge, after due investigations, none of such licenses, memberships or registrations have been rescinded, revoked or suspended.

                  (iii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Trading Manager and constitutes a valid and binding agreement of the Trading Manager enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of the indemnification, exculpation, and contribution provisions contained in such agreements may be limited by applicable law or public policy.

                  (iv) Based upon due inquiry of certain officers of the Trading Manager, to the best of such counsel's knowledge, except as disclosed in the Prospectus, there are no material actions, claims or proceedings known to such counsel either threatened or pending in any court or before or by any governmental or administrative body nor have there been any such actions, claims or proceedings at any time within the five years preceding the date of the Prospectus against the Trading Manager or any Trading Manager Principal which are required to be disclosed in the Registration Statement or Prospectus.

                  (v) The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein and in the Prospectus will not be in contravention of any of the provisions of the certificate of incorporation of bylaws of the Trading Manager and, based upon due inquiry of certain officers of the Trading Manager, to the best of such counsel's knowledge, will not constitute a breach of, or default under, or a violation of any instrument or agreement known to such counsel by which the Trading Manager is bound and will not violate any order, law, rule or regulation applicable to the Trading Manager of any court or any governmental body or administrative agency or panel or self-regulatory organization having jurisdiction over the Trading Manager.

                  (vi) Based upon reliance on certain SEC No-Action letters,  as of the closing the performance by the Trading Manager of the transactions contemplated by this Agreement and as described in the Prospectus will not require the Trading Manager to be registered as an "investment adviser" as that term is defined in the Investment Advisers Act of 1940, as amended.

                  (vii) Nothing has come to such counsel's attention that would lead them to believe that, (A) the Registration Statement at the time it became effective, insofar as the Trading Manager and the Trading Manager Principals are concerned, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
         (B) the Prospectus at the time it was issued or at the closing contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Trading Manager or the Trading Manager Principals, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel need express no opinion or belief as to the performance data and notes or descriptions thereto set forth in the Registration Statement and Prospectus, except that such counsel shall opine, without rendering any opinion as to the accuracy of the information in such tables, that the actual performance tables of the Trading Manager set forth in the Prospectus comply as to form in all material respects with applicable CFTC rules and all CFTC and NFA interpretations thereof, except as disclosed in the Prospectus.

                           In giving the  foregoing  opinion,  counsel  may rely
on information obtained from public officials, officers of the Trading Manager, and other resources believed by it to be responsible and may assume that signatures on all documents examined by it are genuine.

                  (c) To DWR, the General Partner and the Partnership, a report dated the date of the closing which shall present, for the period from the date after the last day covered by the historical performance records in the Prospectus to the latest practicable day before closing, figures which shall be a continuation of such historical performance records and which shall certify that such figures are, to the best of such Trading Manager's knowledge, accurate in all material respects.

                  (2) The General Partner shall, at the Partnership's Initial Closing and at the request of the Trading Manager at any Monthly Closing (as defined in the Prospectus), provide the following:

                  (a) To the Trading Manager a certificate, dated the date of such closing and in form and substance satisfactory to the Trading Manager, to the effect that:

                  (i) The representations and warranties by the Partnership and the General Partner in this Agreement are true, accurate, and complete on and as of the date of the closing as if made on the date of the closing.

                  (ii) No stop order suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the General Partner, are contemplated or threatened under the 1933 Act. No order preventing or suspending the use of the Prospectus has been issued by the SEC, NASD, CFTC, or NFA and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the General Partner, are contemplated or threatened under the 1933 Act or the Commodity Act.

                  (iii) The Partnership and the General Partner have performed all of their obligations and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the date of the closing.

                  (b) Cadwalader, Wickersham & Taft, counsel to the General Partner and the Partnership, shall deliver its opinion to the parties hereto at the Initial Closing, in form and substance satisfactory to the parties hereto, to the effect that:

                  (i) The Partnership is a limited partnership duly formed pursuant to the Certificate of Limited Partnership, the Limited Partnership Agreement and the DRULPA and is validly existing under the laws of the State of Delaware with full partnership power and authority to conduct the business in which it proposes to engage as described in the Registration Statement and Prospectus and to perform its obligations under this Agreement; the Partnership has received a Certificate of Authority as contemplated under the New York Revised Limited Partnership Act and is qualified to do business in New York and need not affect any other filings or qualifications under the laws of any other jurisdictions to conduct its business as described in the Registration Statement and Prospectus.

                  (ii) The General Partner is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware with full corporate power and authority to act as general partner of the Partnership and is qualified to do business and is in good standing as a foreign corporation in the State of New York and in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify might reasonably be expected to result in material adverse consequences to the Partnership or the General Partner's ability to perform its obligations as described in the Registration Statement and Prospectus. The General Partner has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus and to perform its obligations under this Agreement.

                  (iii) The General Partner and each of its principals as defined in Rule 3.1 under the Commodity Act, and the Partnership have all federal and state governmental and regulatory licenses and memberships required by law and have received or made all filings and registrations necessary in order for the General Partner and the
         Partnership to perform their obligations under this Agreement to conduct their business as described in the Registration Statement and Prospectus, except for such licenses, memberships, filings, and registrations, the absence of which would not have a material adverse effect on their ability to act as described in the Registration Statement and Prospectus, or to perform their obligations under this Agreement, and, to the best of such counsel's knowledge, after due investigation, none of such licenses and memberships or registrations have been rescinded, revoked or suspended.

                  (iv) This Agreement has been duly authorized, executed and delivered by or on behalf of the General Partner and the Partnership, and constitutes a valid and binding agreement of the General Partner and the Partnership, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and by general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of indemnification, exculpation and contribution provisions contained in such agreements may be limited by applicable law or public policy.

                  (v) The execution and delivery of this Agreement and the offer and sale of the Units by the Partnership and the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus will not be in contravention of the General Partner's certificate of incorporation or bylaws, the Certificate of Limited Partnership, or the Limited Partnership Agreement and, to the best of such counsel's knowledge based upon due inquiry of certain officers of the General Partner, will not constitute a breach of, or default under, or a violation of any agreement or instrument known to such counsel by which the General Partner or the Partnership is bound and will not violate any order, law, rule or regulation applicable to the General Partner or the Partnership of any court or any governmental body or administrative agency or panel or self-regulatory organization having jurisdiction over the General Partner or the Partnership.

                  (vi) To the best of such counsel's knowledge, based upon due inquiry of certain officers of the General Partner, there are no actions, claims or proceedings pending or threatened in any court or before or by any governmental or administrative body, nor have there been any such suits, claims or proceedings within the five years preceding the date of the Prospectus, to which the General Partner, any General Partner Principal, or the Partnership is or was a party, or to which any of their assets is or was subject, which would be material to an investor's decision to invest in the Partnership or which might reasonably be expected to materially adversely affect the condition, financial or otherwise, or business of the General Partner, or the Partnership, whether or not arising in the ordinary course of business, or impair their ability to discharge their obligations as described in the Prospectus.

                  (vii) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no proceedings for a stop order are pending or threatened under Section 8(d) of the 1933 Act or any similar state securities laws.

                  (viii) At the time the Registration Statement became effective, the Registration Statement, and at the time the Prospectus was issued and as of the closing, the Prospectus, complied as to form in all material respects with the requirements of the 1933 Act, the Securities Regulations, the Commodity Act and the regulations of the NFA and NASD. Nothing has come to such counsel's attention that would lead them to believe that the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus at the time it was issued or at the closing contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Cadwalader, Wickersham & Taft need express no opinion or belief (a) as to information in the Registration Statement or the Prospectus regarding any Trading Manager or its principals, or (b) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus, or (c) as to the performance data and notes or descriptions thereto set forth in the Registration Statement and Prospectus.

                  (ix) Based upon reliance on certain SEC No-Action letters, as of the closing, the Partnership need not register as an "investment company" under the Investment Company Act of 1940, as amended.

                  In rendering its opinion, such counsel may rely on information obtained from public officials, officers of the General Partner and other sources believed by it to be responsible and may assume that signatures on all documents examined by it are genuine, and that a Subscription Agreement and Power of Attorney in the forms referred to in the Prospectus have been duly authorized, completed, dated, executed, and delivered and funds representing the full subscription price for the Units purchased have been delivered by each purchaser of Units in accordance with the requirements set forth in the Prospectus.

                  18.      Inconsistent Filings.

                  The Trading Manager agrees not to file, participate in the filing of, or publish any description of the Trading Manager, or of its respective principals or trading approaches that is materially inconsistent with those in the Registration Statement and Prospectus, without so informing the General Partner and furnishing to it copies of all such filings within a reasonable period prior to the date of filing or publication. No such description shall be published or filed to which the General Partner reasonably objects, except as otherwise required by law.

                  19.      Disclosure Documents.

                  During the term of this Agreement, the Trading Manager shall furnish to the General Partner promptly copies of all disclosure documents filed with the CFTC or NFA by the Trading Manager. The General Partner acknowledges receipt of the Trading Manager's disclosure document dated June 17, 1994.

                  20.      Notices.

                  All notices required to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the second business day following the day on which it is so mailed, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

                  if to the Partnership:

                  Dean Witter Spectrum Balanced L.P.
                  c/o Demeter Management Corporation
                  2 World Trade Center
                  62nd Floor
                  New York, New York  10048

                  if to the General Partner:

                  Demeter Management Corporation
                  2 World Trade Center
                  62nd Floor
                  New York, New York  10048
                  Attn:  Mark J. Hawley

                  if to the Trading Manager:

                  RXR, Inc.
                  Financial Centre
                  695 East Main Street, Suite 102
                  Stamford, Connecticut  06880
                  Attn:  Mark Rosenberg

                  21.      Survival.

                  The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

                  22.      GOVERNING LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. IF ANY ACTION OR PROCEEDING SHALL BE BROUGHT BY A PARTY TO THIS AGREEMENT OR TO ENFORCE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT, EACH PARTY HERETO HEREBY CONSENTS AND WILL SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE COUNTY, CITY AND STATE OF NEW YORK. ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS AGREEMENT TO ENFORCE ANY RIGHT, ASSERT ANY CLAIM OR OBTAIN ANY RELIEF WHATSOEVER IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT BY SUCH PARTY EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE COUNTY, CITY AND STATE OF NEW YORK.

                  22.      Remedies.

                  In any action or proceeding arising out of any of the provisions of this Agreement, the Trading Manager agrees not to seek any prejudgment equitable or ancillary relief. The Trading Manager agrees that its sole remedy in any such action or proceeding shall be to seek actual monetary damages for any breach of this Agreement.

                  23.      Headings.

                  Headings to sections herein are for the convenience of the parties only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                                             DEAN WITTER SPECTRUM BALANCED L.P.
                                             by Demeter Management Corporation,
                                                General Partner


                                             By:   /s/ Mark J. Hawley
                                                  ------------------------------

                                             DEMETER MANAGEMENT CORPORATION


                                             By:   /s/ Mark J. Hawley
                                                  ------------------------------


                                             RXR, INC.


                                             By:   /s/ Mark Rosenberg
                                                  ------------------------------